UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934
Date of Report (Date of earliest event reported) February 14, 2007
TB WOOD’S CORPORATION
( Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	1-14182 Commission File Number	25-1771145 (IRS Employer Identification No.)

440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA (Address of principal executive office)	17201 (Zip Code)
717-264-7161
(Registrant’s telephone number, including area code)
No Change
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On February 14, 2007 the Company issued a press release reporting the results of the fourth quarter 2006. All of the information furnished in this report and the accompanying exhibit shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements
     (c) Exhibits
     99.1    Press Release of the Company reporting the results of the fourth quarter 2006 dated February 14, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TB WOOD’S CORPORATION
By:	/s/ Joseph C. Horvath
Vice President-Finance
(Principal Financial and Accounting Officer)

Date: February 15, 2007

EXHIBIT INDEX

Exhibit
No.	Description
Exhibit 99.1	Press Release of the Company reporting the results of the fourth quarter 2006